UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2013

ARAMARK CORPORATION
(Exact name of registrant as specified in charter)

Delaware	001-04762	95-2051630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania		19107
(Address of Principal Executive Offices)		Zip Code

Registrant's telephone, including area code:215-238-3000
N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Management Stock Incentive Plan

On June 20, 2013, the Compensation and Human Resources Committee of the Board of Directors (the “Compensation Committee”) of ARAMARK Holdings Corporation (“Holdings”), the ultimate parent of ARAMARK Corporation (the “Company”), approved a Fourth Amended and Restated ARAMARK Holdings Corporation 2007 Management Stock Incentive Plan (the “Amended Stock Incentive Plan”). Like its predecessors, the Amended Stock Incentive Plan provides for the issuance of shares of common stock of Holdings (“shares”). In the Amended Stock Incentive Plan, the Committee deleted the requirement that any grants of stock options be made using the form attached to the plan document with only such changes as may be made by the Holdings Board of Directors (the “Board”). The Board and the Compensation Committee can now approve forms of stock option agreements under the Amended Stock Incentive Plan and amend those agreements. In addition, the Amended Stock Incentive Plan now authorizes the Compensation Committee to make grants of restricted stock units and restricted stock and contains a corresponding provision that restricted stock units or shares of restricted stock that are redeemed, canceled or terminated or are repurchased by Holdings (or the shares issued in respect of those instruments that are purchased by Holdings) will become available for future equity awards under the Amended Stock Incentive Plan. A copy of the Amended Stock Incentive Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Form of Stock Option Award Agreement

Stock options granted under the Amended Stock Incentive Plan have been, and will in the future be, awarded pursuant to a non-qualified stock option agreement with Holdings. On June 20, 2013, the Compensation Committee approved a new form of non-qualified Stock Option Award Agreement (the “Option Agreement”) to be used that is substantially similar to the forms that have been filed previously with the Company's Exchange Act filings, except that the Option Agreement provides for 100% time-based vesting, with 25% of the option vesting on each of the first four anniversaries of the date of grant, subject to the participant's continued employment with Holdings or one of its subsidiaries through each such anniversary. Options granted under earlier forms of non-qualified discretionary stock option agreements provided for 50% time-based vesting and 50% performance-based vesting. A copy of the Option Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Form of Time-Based Restricted Stock Unit Award Agreement

Time-based restricted stock units granted under the Amended Stock Incentive Plan will be awarded pursuant to a restricted stock unit agreement with Holdings. On June 20, 2013, the Compensation Committee approved a form of Restricted Stock Unit Award Agreement (the “RSU Agreement”). The RSU Agreement provides for grants of restricted stock units, 25% of which will vest and be settled in shares on each of the first four anniversaries of the date of grant, subject to the participant's continued employment with Holdings or one of its subsidiaries through each such anniversary. If the participant's service with Holdings or any of its subsidiaries terminates due to death, disability or retirement (as disability and retirement are defined in the Amended Stock Incentive Plan), the installment of restricted stock units that is scheduled to vest on the next vesting date following such termination will immediately vest, and all remaining unvested restricted stock units will be forfeited. In the event of a change of control (as defined in the Amended Stock Incentive Plan) prior to a termination of the participant's service, any remaining unvested restricted stock units will vest and be settled in shares immediately prior to the change of control. Participants holding restricted stock units will receive the benefit of any dividends paid on shares in the form of additional restricted stock units, the number of which will be determined by a formula set forth in the RSU Agreement. A copy of the RSU Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Form of Restricted Stock Award Agreement and Replacement Non-Qualified Stock Option Agreement

Holdings intends to offer to holders of outstanding installment stock purchase opportunity awards the ability to exchange such awards for restricted stock and non-qualified stock options, which would be granted pursuant to a restricted stock award agreement and a replacement stock option award agreement with Holdings, respectively. On June 20, 2013, the Compensation Committee approved new forms of a Restricted Stock Award Agreement and a non-qualified Replacement Stock Option Award Agreement to be used in connection with such exchange. The Restricted Stock Award Agreement provides for a grant of restricted stock under the Amended Stock Incentive Plan with a vesting schedule based upon the vesting schedule of the installment stock purchase opportunity award that is exchanged. If the participant's service with Holdings or any of its subsidiaries terminates due to death, disability or retirement (as disability and retirement are defined in the Amended Stock Incentive Plan), the installment of restricted stock that is schedule to vest during the twelve months following such termination will immediately vest and all remaining shares of restricted stock will be forfeited. In the event of a change of control (as defined in the Amended Stock Incentive Plan) prior to a termination of the participant's service, any remaining shares of restricted stock will vest and become nonforfeitable. The Restricted Stock Award Agreement also provides that a participant may make an election under Section 83(b) of the Internal Revenue Code with regard to his or her restricted stock. The non-qualified Replacement Stock Option Award Agreement is similar to the Option Agreement, but the vesting schedule of the replacement stock option is based upon the vesting schedule of the installment stock purchase opportunity award that is exchanged. Copies of the forms of Restricted Stock Award Agreement and non-qualified Replacement Stock Option Award Agreement are attached as Exhibit 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Employment Letter Agreement with Eric J. Foss

Eric Foss, Chief Executive Officer and President of the Company, entered into an amendment dated June 25, 2013 to the Employment Letter Agreement dated May 7, 2012 between Eric J. Foss and the Company (the “Amendment”), amending the provision of his employment letter agreement that governs the terms of the nonqualified stock option grants that are part of his compensation package for fiscal years 2012, 2013 and any fiscal year thereafter to instead provide that any equity compensation awards granted as part of his compensation package for any fiscal year after 2012 will be in a form and have terms (including vesting conditions) that are the same as those granted to senior management of the Company as determined by the Compensation Committee from time to time. A copy of the Amendment is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Equity Award to Eric J. Foss

On June 20, 2013, Eric J. Foss was awarded an equity grant consisting of 1,247,638 non-qualified time-based stock options and 271,438 restricted stock units. The stock options have an exercise price equal to the fair market value of a share of Holdings common stock on June 20, 2013, have a ten year term, vest 25% on each of the first four anniversaries of the date of grant, subject to Mr. Foss' continued employment with the Corporation, and contain such other terms as are set forth in the Option Agreement. The restricted stock units vest 25% on each of the first four anniversaries of the date of grant, subject to Mr. Foss' continued employment with the Corporation, and contain such other terms as are set forth in the RSU Agreement.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits.

Number	Description
10.1	Fourth Amended and Restated ARAMARK Holdings Corporation 2007 Management Stock Incentive Plan.
10.2	Form of Stock Option Award Agreement.
10.3	Form of Time-Based Restricted Stock Unit Award Agreement
10.4	Form of Restricted Stock Award Agreement
10.5	Form of Replacement Stock Option Award Agreement
10.6	Amendment dated June 25, 2013 to Employment Letter Agreement dated May 7, 2012 between ARAMARK Corporation and Eric J. Foss

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK CORPORATION

Date: June 26, 2013	By: /s/ L. Frederick Sutherland

Name:	L. Frederick Sutherland

Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Number	Description
10.1	Fourth Amended and Restated ARAMARK Holdings Corporation 2007 Management Stock Incentive Plan.
10.2	Form of Stock Option Award Agreement.
10.3	Form of Time-Based Restricted Stock Unit Award Agreement
10.4	Form of Restricted Stock Award Agreement
10.5	Form of Replacement Stock Option Award Agreement
10.6	Amendment dated June 25, 2013 to Employment Letter Agreement dated May 7, 2012 between ARAMARK Corporation and Eric J. Foss